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                       METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT UL

                                     METFLEX
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                       SUPPLEMENT DATED FEBRUARY 15, 2012
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2011

This supplement revises certain information in the May 1, 2011 prospectus for the MetFlex Flexible Premium Variable Life Insurance Policy issued by Metropolitan Life Insurance Company. You should read and retain this supplement.

Effective for Policies issued on and after February 24, 2012, the guaranteed crediting rate on amounts allocated to the Fixed Account is 2.5%. Accordingly, the references to the 4% guaranteed minimum interest rate appearing on pages 7 and 24 of the prospectus and the reference to the minimum Policy Loan Account crediting rate of 4% appearing on page 48 of the prospectus are hereby changed to 2.5%.